UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K

                               ________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        April 29, 2005 (April 28, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                               ________________

                           UNITED RETAIL GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ________________


       Delaware                        00019774                   51-0303670
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)     (IRS EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)


               365 West Passaic Street, Rochelle Park, NJ 07662
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                (201) 845-0880
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

United Retail Group, Inc.'s (the "Company") Board of Directors, through the Nominating Committee of the Board, will undertake a search for two additional Board members who meet the criteria contained in the Nominating Committee Charter and have expertise relevant to multi-channel specialty retail. The Company will seek to add these candidates to the Board at or prior to the 2006 Annual Meeting of Stockholders.

The Company has exchanged letters, dated April 28, 2005, with John C. Pound, Managing Member of Integrity Brands Fund IIS, LLC ("Integrity Brands"). In his letter to the Company, Mr. Pound gave notice that Integrity Brands had withdrawn their nominees for election of four directors to the Company's Board of Directors at the 2005 Annual Meeting of Stockholders.

A copy of the letter from Integrity Brands to the Company is attached as
Exhibit 99.1 hereto and a copy of the letter from the Company to Integrity Brands is attached as Exhibit 99.2 hereto and both are incorporated herein by reference. This summary description of the content of the letters does not purport to be complete and is qualified in its entirety by reference to such exhibits.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number         Description
------         -----------

99.1 Letter from John C. Pound, Managing Member of Integrity Brands Fund IIS, LLC to Raphael Benaroya, Chairman, President and Chief Executive Officer of United Retail Group, Inc., dated April 28, 2005.

99.2 Letter from Raphael Benaroya, Chairman, President and Chief Executive Officer of United Retail Group, Inc., to John C. Pound, Managing Member of Integrity Brands Fund IIS, LLC, dated April 28, 2005.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               UNITED RETAIL GROUP, INC.
                                               (REGISTRANT)


                                               By: /s/ George R. Remeta
                                                  ----------------------------
                                                  George R. Remeta
                                                  Chief Administrative Officer

Dated: April 29, 2005

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1 Letter from John C. Pound, Managing Member of Integrity Brands Fund IIS, LLC to Raphael Benaroya, Chairman, President and Chief Executive Officer of United Retail Group, Inc., dated April 28, 2005.

99.2 Letter from Raphael Benaroya, Chairman, President and Chief Executive Officer of United Retail Group, Inc., to John C. Pound, Managing Member of Integrity Brands Fund IIS, LLC, dated April 28, 2005.